UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): March 7, 2005


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                  52-2154066
     (Commission File Number)              (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                     94710
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(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code         (510) 204-7200



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          (Former name or former address, if changed since last report)



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Item 1.01. Entry into a Material Definitive Agreement

The Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of XOMA Ltd. (the "Company") and the Board, in connection with their annual review of the compensation of the Company's officers, have determined that management had met a percentage of the corporate objectives for 2004 in excess of the minimum required by the Management Incentive Compensation Plan established effective July 1, 1993 (as amended, the "MICP") in order to make awards thereunder. Accordingly, the Compensation Committee and the Board approved, as of March 7, 2005, the following cash and common share awards under the MICP to the following executive officers who were named in the Summary Compensation Table of the Company's 2004 Proxy Statement:

Clarence L. Dellio, former Senior Vice President and Chief Operating Officer, was awarded incentive compensation in the form of $25,000 and 9,995 common shares relating to performance in 2004; 1,115 common shares relating to performance in 2003; and 2,643 common shares relating to performance in 2002.

Patrick J. Scannon, M.D., Ph.D., Senior Vice President and Chief Scientific and Medical Officer, was awarded incentive compensation in the form of $40,630 and 18,319 common shares relating to performance in 2004; $21,771 relating to performance in 2003; and $17,160 relating to performance in 2002.

Peter B. Davis, Vice President, Finance and Chief Financial Officer, was awarded incentive compensation in the form of $32,834 and 13,290 common shares relating to performance in 2004; $19,018 relating to performance in 2003; and 2,299 common shares relating to performance in 2002.

Christopher J. Margolin, Vice President, General Counsel and Secretary, was awarded incentive compensation in the form of $32,253 and 13,661 common shares relating to performance in 2004; $19,693 relating to performance in 2003; and $14,160 relating to performance in 2002.

In addition, the Compensation Committee and the Board, in connection with their annual review of the compensation of the Company's Chief Executive Officer, John
L. Castello, have determined that Mr. Castello had met a percentage of the corporate objectives for 2004 in excess of the minimum required by the CEO Incentive Compensation Plan (the "CICP") in order to make an award thereunder. Accordingly, the Compensation Committee and the Board approved, as of March 7, 2005, incentive compensation under the CICP to Mr. Castello in the form of 73,500 and 31,784 common shares relating to performance in 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 8, 2005                    XOMA LTD.




                                         By:  /s/  Christopher J. Margolin
                                              -------------------------------
                                              Christopher J. Margolin
                                              Vice President, General
                                              Counsel and Secretary